UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 30, 2023

HPS CORPORATE LENDING FUND

(Exact name of Registrant as Specified in Its Charter)

DELAWARE	814-01431	87-6391045
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 West 57th Street, 33rd Floor New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-287-6767

N/A

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On June 30, 2023, HPS Corporate Lending Fund (the “Fund”) entered into an Amended and Restated Investment Advisory Agreement (the “A&R Investment Advisory Agreement”) with HPS Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of HPS Investment Partners, LLC (“HPS”), and HPS in connection with a corporate reorganization of the investment advisory operations with respect to the Fund. The Adviser operates as a consolidated subsidiary of HPS and has access to the same resources and investment personnel for management of the Fund as HPS. In addition, investment advisory personnel and portfolio managers for the Fund will provide the same services to the Fund through the Adviser as were provided through HPS. The A&R Investment Advisory Agreement otherwise has the same material terms as the Investment Advisory Agreement between the Fund and HPS dated January 20, 2022.

On June 30, 2023, the Fund, the Adviser and HPS also entered into an Amended and Restated Expense Support and Conditional Reimbursement Agreement (the “A&R Expense Support Agreement”) in connection with the corporate reorganization of the investment advisory operations with respect to the Fund and to reflect that the Adviser is the Fund’s investment adviser. Pursuant to the expense support and conditional reimbursement agreement the Fund previously entered into with HPS (for such expenses incurred prior to June 30, 2023) (the “Original Expense Support Agreement”) and the A&R Expense Support Agreement, HPS was, and the Adviser is, obligated to advance all of the Fund’s Other Operating Expenses (as defined therein) to the effect that such expenses do not exceed 1.00% (on an annualized basis) of the Fund’s net asset value. The Fund was and is obligated to reimburse HPS and the Adviser, respectively, for such advanced expenses only if certain conditions are met. The A&R Expense Support Agreement otherwise has the same material terms as the Original Expense Support Agreement.

The descriptions above are only a summary of the material provisions of the A&R Investment Advisory Agreement and the A&R Expense Support Agreement and are qualified in their entirety by reference to a copy of the A&R Investment Advisory Agreement and the A&R Expense Support Agreement, which are incorporated by reference as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

10.1	Amended and Restated Investment Advisory Agreement dated June 30, 2023 by and among HPS Corporate Lending Fund, HPS Advisors, LLC and HPS Investment Partners, LLC (incorporated by reference to Exhibit (g) to the Registration Statement on Form N-2 (File No. 333-270667), filed on June 30, 2023).

10.2	Amended and Restated Expense Support and Conditional Reimbursement Agreement dated June 30, 2023 by and among HPS Corporate Lending Fund, HPS Advisors, LLC and HPS Investment Partners, LLC (incorporated by reference to Exhibit (k)(5) to the Registration Statement on Form N-2 (File No. 333-270667), filed on June 30, 2023).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, HPS Corporate Lending Fund has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HPS CORPORATE LENDING FUND

Date: July 6, 2023	By:	/s/ Yoohyun K. Choi
	Name:	Yoohyun K. Choi
	Title:	Secretary